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                                                                   Exhibit 10.10


                               SECURITY AGREEMENT
                                    (Caminus)


               THIS SECURITY AGREEMENT, dated as of June 23, 1999 (the "Agreement" or the "Security Agreement"), is between Caminus LLC, a Delaware limited liability company, as debtor (the "Debtor"), and Fleet Bank, N.A., a national banking association organized under the laws of the United States, as lender (hereinafter, in such capacity, together with its successors in such capacity, the "Lender") under, the Credit Agreement referred to below.

               Concurrently herewith, the Debtor and the Lender are entering into a Credit Agreement dated as of June 23, 1999 (such Credit Agreement, as the same may be amended or supplemented from time to time is referred to herein as the "Credit Agreement") providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Company in an aggregate principal amount not exceeding $5,000,000.00 (the "Loans"). The Loans made or to be made by the Lender to the Debtor shall be evidenced by certain promissory notes (as exchanged, replaced, amended, supplemented or modified from time to time, the "Notes") in substantially the form of Exhibits A-1 and A-2 attached to the Credit Agreement.

               For other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor has agreed to execute and deliver this Agreement.

               As used herein, "UCC" shall mean the Uniform Commercial Code of the State of New York (except as otherwise defined in Section 7 hereof) as amended and in effect as of the date hereof. All other capitalized terms, unless defined herein or in the Schedules attached hereto and made a part hereof, shall have the meanings set forth in the Credit Agreement.

               SECTION 1.  Security Interest.

               1(a) As security for the prompt and complete payment, performance and observance of all indebtedness, obligations, liabilities and agreements of the Debtor to the Lender pursuant to, under or arising out of the Credit Agreement, the Notes, the other Loan Documents and any amendments, extensions, renewals, increases, refundings or modifications thereto or of any part thereof, whether now existing or hereafter incurred, matured or unmatured, direct or contingent, together with interest and costs of enforcement and collection thereof and of this Security Agreement, including all reasonable actual attorneys' fees and disbursements incurred by the Lenders (collectively, the "Liabilities"), the Debtor hereby grants to the Lender, a continuing security interest of first priority in, and the Debtor hereby assigns and pledges to the Lender, all of the Debtor's right, title and interest in the property described on Schedule A-1 attached hereto, whether now owned by the Debtor or hereafter coming into existence, and wherever located (all being collectively referred to herein as the "Collateral").

               1(b) The Debtor irrevocably appoints the Lender as its lawful attorney and agent to execute financing statements and amendments thereto (to the extent permitted by applicable law), notices of any assignments of any of the Collateral on the Debtor's behalf, and
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on its behalf to file financing statements and amendments thereto in any appropriate public office.

               1(c) This Security Agreement is in addition to and without limitation of any right of the Lender and/or any of the other Lender under any other security agreement, pledge or leasehold assignment, mortgage or guarantee granted by the Debtor or any third party to the Lender.

               1(d) Except as otherwise herein provided, this Security Agreement is absolute and without any conditions. The Lender can enforce its rights in the Collateral immediately upon an Event of Default without having first to attempt any collection from the Debtor.

               SECTION 2. Collection.

               Upon the occurrence and continuation of an Event of Default pursuant to Section 9(a) hereof, the Lender shall have the following rights and powers in addition to those specified in Section 9(b) hereof:

               2(a) The Lender shall have the right to notify the parties obligated on any or all of the Debtor's Accounts, Contracts, Chattel Paper, Instruments, Insurance, Documents or General Intangibles to make payment thereof directly to the Lender, and the Lender may take control of all proceeds of any of the Accounts, Contracts, Chattel Paper, Instruments, Insurance or General Intangibles. The costs of collection and enforcement, including reasonable attorney's fees and reasonable out-of-pocket expenses, shall be borne solely by the Debtor, whether the same are incurred by the Lender or the Debtor. The Debtor will not thereafter without the Lender's written consent make any adjustment, extend or renew, compromise, compound or settle any of the Accounts, Contracts, Chattel Paper, Instruments, Insurance or General Intangibles, or release, wholly or partly, any person liable for payment thereof.

               2(b) The Debtor hereby irrevocably appoints the Lender to be the Debtor's true and lawful attorney, with full power of substitution, in the Lender's name or the Debtor's name or otherwise for the Lender's sole use and benefit, but at the Debtor's cost and expense, to exercise at any time all or any of the following powers with respect to all or any of the Collateral:

               (i) to demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon or by virtue thereof;

               (ii) to receive, take, sign, endorse, assign and deliver any and all checks, notes, drafts, acceptances, invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other negotiable and non-negotiable instruments and documents taken or received by the Lender in connection therewith;

               (iii) to receive, open and dispose of all mail addressed to the Debtor and to notify the post office authorities to change the address for delivery of mail addressed to the Debtor to such address as the Lender may designate;


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               (iv)   to sign the name of the Debtor on any Document, on
                      invoices relating to any Account or Contract, drafts against and notices to account debtors or obligors of the Debtor, on financing statements and other public records and on notices to customers;

               (v) to execute endorsements, assignments or other instruments of conveyance or transfer and proofs of claim and loss and to adjust and compromise any claims under insurance policies or otherwise;

               (vi) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

               (vii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds thereof and to apply for and obtain any required consents of governmental authority for any sale or other disposition of the Collateral, as full and effectually as if the Lender were the absolute owner thereof; and

               (viii) to apply any or all amounts then in, or thereafter
                      deposited in, the Company Account in the manner provided in Section 9(b)(iii) hereof; and

               (ix) to make any allowances and other adjustments with reference thereto and to take all other actions necessary or advisable in the sole discretion of the Lender to carry out and enforce this Security Agreement or the Liabilities.

               All acts done under the foregoing authorization are hereby ratified and approved by the Debtor and neither the Lender nor any designee or agent of the Lender shall be liable for any acts of commission or omission (other than acts committed or omitted through gross negligence or willful misconduct), for any error of judgment or for any mistake of fact or law. The foregoing power of attorney being coupled with an interest is irrevocable while any Liabilities shall remain unpaid. The foregoing authorization shall not be construed in limitation of any other similar authorization to the Lender under the Credit Agreement or otherwise.

               2(c) The Debtor will immediately deliver to the Lender all proceeds of the Collateral and all original evidence of Accounts, Contracts, Chattel Paper, Instruments, Insurance, Documents, Patents, Trademarks, Records or General Intangibles, including without limitation all notes or other instruments or contracts for the payment of money, appropriately endorsed to the Lender's order and, regardless of the form of such endorsement, the Debtor hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto; and the Debtor hereby appoints the Lender as the Debtor's agent and attorney-in-fact to make such endorsement on behalf of and in the name of the Debtor.

               2(d) The exercise by the Lender of or failure to so exercise any authority granted hereinabove shall in no manner affect the Debtor's liability to the Lender, and provided, further, that the Lender shall be under no obligation or duty to exercise any of the powers hereby conferred upon it and it shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under any of, the Collateral.


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               SECTION 3. General Representations and Warranties.

               In addition to the Debtor's representations made in the other Loan Documents, the Debtor represents and warrants to the Lender, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

               3(a) All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by the Debtor to the Lender hereby in respect to the Collateral have been accomplished and the security interest granted to the Lender pursuant to this Agreement in and to the Collateral constitutes a perfected security interest therein superior and prior to the rights of all other Persons therein (except for Liens permitted under the Credit Agreement) and subject to no other Liens (except for Liens permitted under the Credit Agreement), and is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant laws as enacted in any relevant jurisdiction to perfected security interests.

               3(b) The Debtor is, and as to Collateral acquired by it from time to time after the date hereof the Debtor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Liens permitted under the Credit Agreement), and the Debtor shall defend its Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Lender.

               3(c) There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral except for filings and recordings permitted under the Credit Agreement and filings and recordings in favor of the Lender created or provided for herein, and so long as any of the Liabilities remain unpaid the Debtor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except (i) financing statements filed or to be filed in respect of and covering the security interests granted hereby by the Debtor, and (ii) financing statements to be filed in connection with the creation of Liens permitted under the Credit Agreement.

               3(d) The office location(s) of the Debtor set forth on Schedule B attached hereto as the Debtor's principal place of business and chief executive office and all other places of business are true and correct.

               3(e) Schedule B attached hereto contains a true and complete listing of all of the locations of all the Collateral. In the case of Inventory, Schedule B also sets forth each Warehouseman (as defined in the Uniform Commercial Code as in effect in the state in which the warehouse owned or operated by such Person is located) that from time to time holds Inventory of the Debtor and the Permitted Inventory Location (as defined herein) at which such Inventory is so held. In the case of such Inventory, the Debtor further represents and warrants that none of the Inventory is subject to a negotiable warehouse receipt (as defined in the Uniform Commercial Code as in effect in the state in which such Inventory is located).

               3(f) The Debtor further represents and warrants, as to any Inventory, that all such Inventory, other than Inventory in transit in the normal course of business, is held at a


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Permitted Inventory Location (as defined herein). "Permitted Inventory Location"
is defined herein to mean (i) a warehouse or other storage facility owned or leased by the Debtor, or (ii) a warehouse or other storage facility owned, leased or operated by a Warehouseman from whom the Lender has received a warehouse bailment agreement in form and substance satisfactory to the Lender with respect to Inventory there held, and, in either case, in jurisdictions where appropriate UCC financing statements shall have liens filed against the Debtor for the benefit of the Lender and the other Lender.

               SECTION 4.  Special Provisions Concerning Accounts.

               4(a) As of the time when each of its Accounts arises, the Debtor shall be deemed to have represented and warranted that such Accounts and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for purposes other than general accounting purposes), (iii) will evidence true and valid obligations, enforceable in accordance with their respective terms, not subject to the fulfillment of any contract or condition whatsoever or to any defenses, set offs or counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business), or stamp or other taxes, and (iv) will be in compliance and will conform with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

               4(b) The Debtor will keep and maintain at its own cost and expense satisfactory and complete records of its Accounts, including, but not limited to, records of all payments received, credits granted thereon, all merchandise returned and all other dealings therewith, and the Debtor will make the same available to the Lender for inspection, at the Debtor's own cost and expense, at any and all reasonable times upon demand.

               4(c) The Debtor shall endeavor to cause to be collected from the account debtor named in each of its Accounts, as and when due (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with generally accepted lawful collection procedures), any and all amounts owing under or on account of such Accounts, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Accounts, except that, so long as no Event of Default exists and is continuing, the Debtor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Debtor finds appropriate in accordance with sound business judgment. The costs and expenses (including, without limitation, attorneys' fees and expenses) of collection, whether incurred by the Debtor or the Lender, shall be borne by the Debtor.

               4(d) If any of the Accounts becomes evidenced by an Instrument, the Debtor will within ten (10) days notify the Lender thereof, and upon request by the Lender promptly deliver such Instrument to the Lender appropriately endorsed to the order of the Lender as further security hereunder.


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               4(e) The Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Accounts and other property or rights covered by the security interest hereby granted, as the Lender may reasonably require which are consistent with the terms hereunder.

               SECTION 5.  Special Provisions Concerning Contracts.

               5(a) The Debtor represents and warrants that no consent of any party (other than the Debtor) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement. Each Contract is in full force and effect and is enforceable in accordance with its respective terms and there is no default under any of the terms thereof. The Debtor does hereby further represent and warrant that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, except as permitted under the Credit Agreement, the whole or any part of the rights hereby assigned to anyone other than the Lender, its successors or assigns so long as this Security Agreement shall remain in effect. The Debtor also covenants and agrees that it will not take any action or fail to take any action or institute any proceedings the taking or omission of which might result in the material alteration or impairment of this Security Agreement or any of the material rights created by any of the Contracts or this Security Agreement. Except as specified by a detailed notation corresponding to the applicable Contract on Schedule A-2, the Debtor hereby further represents and warrants that no consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitations, either specific or general in nature. The right, title and interest of the Debtor in, to and under each Contract are not subject to any defense, offset, counterclaim or claim which could reasonably be expected to have a Material Adverse Effect, nor, as of the date of this Security Agreement and to the best of the Debtor's knowledge, have any of the foregoing been asserted or alleged against the Debtor as to any Contract. The Debtor has delivered to the Lender a complete and correct copy of each Contract, including all amendments, supplements and other modifications thereto. No amount payable to the Debtor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Lender.

               The Debtor agrees that, so long as this Security Agreement is in effect, it will not, without the prior written consent of the Lender, amend, modify or permit to be amended or modified any of the Contracts or waive or permit to be waived any material provisions of any of the Contracts, or exercise any right to terminate or cancel any of the Contracts or consent or agree to, or suffer or permit, the termination thereof whether or not on account of any default therein specified if any such amendment, modification or waiver, termination or cancellation could have a Material Adverse Effect.

               SECTION 6. Rights and Obligations Concerning Accounts and Contracts.


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               6(a) Anything herein to the contrary notwithstanding, the Debtor shall remain liable under each of the Accounts and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account and in accordance with and pursuant to the terms and provisions of each such Contract. The Lender shall have no obligation or liability under any Account (or any agreement giving rise thereto) or under any Contract by reason of or arising out of this Security Agreement or the receipt by the Lender of any payment relating to such Account or Contract pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any Account (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

               6(b) The Debtor hereby agrees that no liability shall be asserted or enforced against the Lender in the exercise of the rights and powers granted to the Lender hereunder, all such liability being hereby expressly waived and released by the Debtor. Without limiting the application of Section 11(a) hereof, the Debtor hereby agrees to indemnify and hold the Lender harmless for and against any and all liability, expense, cost, loss or damage which the Lender may incur by reason of any act or omission of the Debtor under any of the Contracts ("Losses"), except to such extent such Losses arise by reason of the gross negligence or willful misconduct of the Lender. Should the Lender incur any liability, expense, cost, loss, or damage, (i) under the Contracts for which it is to be indemnified by the Debtor as aforesaid, or (ii) by reason of the exercise of the Lender's rights hereunder, the amount thereof, including costs, expenses and reasonable actual attorney's fees and expenses, shall be secured hereby and shall be immediately due and payable by the Debtor to the Lender.

               6(c) The Lender has the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Debtor shall furnish all such assistance and information as the Lender may require in connection therewith. At any time and from time to time, upon the Lender's request and at the expense of the Debtor, the Debtor shall cause independent public accountants or others satisfactory to the Lender to furnish to the Lender reports showing reconciliations, aging and test verifications of, and trial balances, for, the Accounts. The Lender may in its own name or in the name of others communicate with account debtors on the Accounts and parties to the Contracts to verify with them to its satisfaction the existence, amount and terms of any Accounts or Contracts, provided that, so long as no Event of Default has occurred and is continuing, the Lender agrees to provide the Debtor notice prior to initiating such verification.

               6(d) The Debtor shall promptly notify the Lender of, and provide to the Lender copies of, any default notices under any of the Contracts.

               SECTION 7.  Special Provisions Concerning Patents and Trademarks.


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               7(a) The Debtor represents and warrants that it is the true and lawful exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks listed on Schedule A-3 and the Patents listed on Schedule A-4 attached hereto, free and clear of all liens and encumbrances (including, without limitation, any covenant not to sue a third party); that the Trademarks and Patents are subsisting, valid, enforceable, and have not been adjudged invalid or unenforceable, in whole or in part; and that the Trademarks and the Patents constitute all the registered trademarks and patents, respectively, in the United States Patent and Trademark Office and non-registered trademarks that the Debtor now owns or uses in connection with its business.

               7(b) The Debtor represents and warrants that it has made all necessary filings and recordations to protect its interest in the Trademarks, Patents, and its other intellectual property; that it has and will continue to pay all required taxes, fees, and costs to maintain all of its rights in the Trademarks, Patents, and its other intellectual property; and that it has received no notice or claim that its use of any of the Trademarks, Patents, or other intellectual property infringes the rights of any third party.

               7(c) Prior to licensing or assigning any of the Trademarks, Patents, or its other intellectual property, the Debtor will give the Lender written notice of any such license or assignment plus a copy of the draft license agreement or assignment, and, upon execution, a copy of any final agreement or assignment.

               7(d) The Debtor shall, promptly upon learning thereof, notify the Lender in writing of the name and address of, and furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating any of the Debtor's rights in and to any Trademarks, Patents, or other intellectual property or of any party who makes a claim that the use of any of the Trademarks, Patents, or other intellectual property otherwise violates any property of any nature of that party or any third party. Unless the Debtor shall reasonably determine that such Trademark, Patents, or other intellectual property is not of material economic value to the Debtor, the Debtor further shall diligently prosecute any and all persons who infringe any of its Trademarks, Patents, or other intellectual property to recover any and all damages and take such other actions as the Debtor shall deem appropriate under the circumstances to protect such Trademarks, Patents, or other intellectual property. The Lender shall have the option, but not the obligation, to participate in any such action at Debtor's expense and to maintain suits against parties for infringement or misappropriation if Lender believes the Debtor is not diligently and vigorously proceeding in such action(s).

               7(e) If any trademark or service mark registration or patent registration is issued hereafter to the Debtor as a result of any application or registration now or hereafter pending before the United States Patent and Trademark Office or foreign equivalent thereof, the Debtor shall forthwith execute and deliver a copy of the certificate of registration within thirty (30) days of receipt of such certificate and a grant of security in such trademark, service mark or patent to the Lender confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

               7(f) The Debtor will perform all acts and execute all documents including, without limitation, documents in form suitable for filing with the United States Patent and


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Trademark Office, other governmental office, and any foreign equivalent thereof, as reasonably requested by the Lender at any time to evidence, perfect, maintain, record and enforce the Lender's interest in the Trademarks, Patents, and the Debtor's other intellectual property or otherwise in furtherance of the provisions of this Agreement. In the event of foreclosure hereunder upon all or any part of the Collateral, the Debtor shall, and hereby does, constitute the Lender as the Debtor's attorney-in-fact to transfer, in the Debtor's name, the Trademarks (including all goodwill associated with the Trademarks), the Patents, and the Debtor's other intellectual property to a third party capable, in the Lender's judgment, of using and maintaining the nature and quality of the Trademarks, the Patents, and the Debtor's other intellectual property. Such power-of-attorney shall include, without limitation, the right to execute all documents and to do all acts as the Lender considers necessary to effect any of the foregoing, and all acts of such attorney are hereby ratified and confirmed; such power being coupled with an interest which is irrevocable until the Liabilities are paid in full.

               7(g) Except to the extent that the Lender shall consent in writing, the Debtor will, unless the Debtor shall reasonably determine that a Trademark is not of material economic value to the Debtor, (i) continue to use each Trademark in order to maintain each Trademark in full force free from any claim of abandonment for non-use, (ii) employ each Trademark with the appropriate notice of application or registration, (iii) not adopt or use any mark which is confusingly similar or a colorable imitation of any Trademark,
(iv) not use any Trademark except for the uses for which registration or application for registration of such Trademark has been made, (v) not (and not permit any licensee or sublicensee thereof, if any, to) do any act or knowingly omit to do any act whereby any Trademark may be subject to dilution, misappropriation, or invalidation, and (vi) ensure and warrant that the quality of the goods and services bearing each applicable Trademark will be maintained at not less than the quality level thereof as exists as of the date of this Agreement, and in that regard, during normal business hours the Lender and its representatives may inspect the Debtor's books, records, and facilities which manufacture, inspect, or store products to ensure that quality of the applicable goods and services are being maintained.

               7(h) The Debtor shall notify the Lender immediately if it knows, or has reason to know, of any reason that any application or registration relating to any Trademark, Patent, or other intellectual property of the Debtor may become abandoned or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding the Debtor's ownership of any Trademark, Patent, other intellectual property, its right to register or use the same, or to keep and maintain the same.

               7(i) In no event shall the Debtor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark, Patent, or other intellectual property with the United States Patent and Trademark Office, other governmental office, or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Lender, and, upon request of the Lender, executes and delivers any and all agreements, instruments, documents and papers as the Lender may request to evidence the Lender's security interest in such Trademark, Patent, or other intellectual property and the goodwill and general intangibles of the Debtor relating thereto or represented thereby, and the Debtor hereby constitutes the Lender its attorney-in-fact to execute and file all such


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writings for the foregoing purposes, including without limitation to modify this
Agreement by amending Schedule A-3 and/or Schedule A-4 (as the case may be) to include any future Trademarks, Patents, and other intellectual property, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest which is irrevocable until the Liabilities are paid in full.

               7(j) The Debtor will take all commercially reasonable steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, any other governmental office, or any other office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Trademarks and Patents, except to the extent permitted under Section 7(g), including but not limited to the appropriate and timely payment of any required fees and the appropriate and timely filing of any documents or declarations necessary to maintain and renew such Trademarks and Patents which may be necessary or appropriate under applicable federal, state, and foreign law.

               7(k) Upon the occurrence and during the existence of an Event of Default, the Lender may, by written notice to the Debtor, take any or all of the following actions: (i) declare the entire right, title and interest of the Debtor in and to each of the Trademarks, Patents, and other intellectual property, together with all related rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Lender, in which case the Debtor agrees to execute assignments in form and substance satisfactory to the Lender, of all its rights, title and interest in and to the Trademarks, Patents, and other intellectual property to the Lender; (ii) take and use or sell the Trademarks, Patents, and other intellectual property and the goodwill of the Debtor's business symbolized by the Trademarks and the right to carry on the business of such Debtor in connection with which the Trademarks have been used; and (iii) direct the Debtor to refrain, in which event the Debtor shall refrain, from using the Trademarks, Patents, and its other intellectual property in any manner whatsoever, directly or indirectly, and, if requested by the Lender, change the Debtor's corporate name to eliminate therefrom any use of any Trademarks and execute such other and further documents that the Lender may request to further confirm this and to transfer ownership of the Trademarks, Patents, and other intellectual property, and any pending trademark and patent application(s) for trademarks, patents, and other intellectual property in the United States Patent and Trademark Office, any other governmental office, and in any similar foreign office to the Lender. After any Event of Default, the Debtor shall cooperate and use its best efforts to obtain any consents, waivers, or agreements necessary to enable the Lender to exercise its rights and remedies with respect to any Trademark, Patent, and other intellectual property of the Debtor.

               SECTION 8.  Covenants of Debtor.

               In addition to the Debtor's covenants contained in the Credit Agreement, the Debtor covenants that:

               8(a) Subject to Section 3(e) and Section 3(f) hereof, the Collateral is and will be located at the Debtor's chief executive office and such other places of business and Permitted Inventory Locations as indicated on Schedule B attached hereto. The Debtor's records of the Collateral will be located at the Debtor's chief executive office. The chief executive office of the

Debtor is located at the address shown on Schedule B attached hereto. The Debtor will not move its chief executive office, the location of the Collateral or any Records Office (as defined below) except to such new location as the Debtor may establish in accordance with the last sentence of this Section 8(a) and with respect to Inventory, to Permitted Inventory Locations. The originals of all documents and all electronically stored data and information evidencing all Accounts and Contracts of the Debtor and the only original books of account and records of the Debtor relating thereto are, and will continue to be, kept at its chief executive office shown on Schedule B attached hereto (each, a "Records Office"), or at such new Records Office as the Debtor may establish in accordance with the last sentence of this Section 8(a). All Accounts, Contracts and records of the Debtor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such Records Office location shown above, or such new location as the Debtor may establish in accordance with the last sentence of this Section 8(a). The Debtor shall not establish a new location for its chief executive office, the location of the Collateral or any Records Office until (i) it shall have given to the Lender not less than 45 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Lender may reasonably request, and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Lender, to maintain the security interest of the Lender in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

               8(b) The Collateral used or useful in its business, in whomsoever's possession they may be, shall be kept in good repair, working order and condition, and that from time to time there will be made to such Collateral all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner customary for companies in similar lines of business under similar circumstances. The Debtor will not encumber, sell, erase, transfer, assign, abandon or otherwise dispose of the Collateral except for: (i) collection, discharge, discount, compromise or expiration of the Accounts, Chattel Paper, Instruments or General Intangibles in the ordinary course of the Debtor's business, (ii) sale or transfer of Inventory in the ordinary course of business, (iii) dispositions of items of Equipment no longer needed by the Debtor in the ordinary course of business, (iv) Liens as permitted under the Credit Agreement and (v) trade-ins, replacements or exchanges of items of Equipment for other items of Equipment to the extent the same shall promptly be replaced by Equipment having an equal or greater value (in excess of purchase money liens on such items) and useful in the Debtor's business. The inclusion of "products" and "proceeds" of the Collateral under the security interest granted herein shall not be deemed a consent by the Lender to any sale or other disposition of the Collateral except as expressly permitted herein or in the Credit Agreement.

               8(c) The Debtor will have and maintain insurance at its expense as required of the Company pursuant to Section 6.04 of the Credit Agreement. The Lender is authorized by the Debtor to act as its attorney in collecting, adjusting, settling or cancelling such insurance and endorsing any drafts drawn by insurers. The Lender may apply any insurance proceeds received by it to the Liabilities, whether due or not; provided, however, that the Lender will hold such proceeds as a special deposit for use by the Debtor in replacing any damaged Equipment which gave rise to such proceeds, so long as the Debtor is taking steps to replace such Equipment with due diligence and in good faith and so long as no Event of Default has occurred and is continuing hereunder. The Debtor will immediately notify the Lender of any damage to or loss of the

Collateral in excess of $50,000. Not later than the expiration date of each insurance policy then in effect, the Debtor shall deliver to the Lender a certificate of insurance certifying as to (i) the extension of such policy or the issuance of a renewal policy therefor, describing the same in reasonable detail satisfactory to the Lender and (ii) the payment in full of the portion of the premium therefor then due and payable (or accompanied by other proof of such payment satisfactory to the Lender). The Debtor shall be required forthwith to notify the Lender if the Debtor shall determine at any time not to, or at any time be unable to, extend or renew any such insurance policy then in effect.

               8(d) The Debtor will use the Collateral for business purposes and not for personal, family, household or farming purposes and not in violation of any statute or ordinance.

               8(e) The Debtor will pay promptly when due all taxes, contributions, charges or levies and assessments upon the Collateral owned by the Debtor or upon its use or sale (other than those the amount or validity of which is currently being contested in good faith by appropriate proceeding and with respect to which appropriate reserves are maintained on the books of the Debtor in accordance with GAAP). At its option the Lender may discharge taxes, liens or other encumbrances at any time levied against or placed on the Collateral which have not been stayed as to execution and contested with due diligence in appropriate legal proceedings, and the Lender may pay for insurance on the Collateral and maintenance and preservation of the Collateral if the Debtor fails to do so. The Debtor shall reimburse the Lender on demand for any such expense incurred by the Lender pursuant to the foregoing authorization, together with interest thereon, from the date paid by the Lender until payment in full by the Debtor, at the per annum rate of the Base Rate plus four percent (4%).

               8(f) The Debtor will at all times and in all material respects keep accurate and complete records of the Collateral. Subject to such notice required pursuant to the Credit Agreement (if any), the Lender, or any of its agents, shall have the right (in addition to the rights granted to the Lender pursuant to Section 6(c) hereof) to call at the Debtor's place or places of business during normal business hours, at intervals to be determined by the Lender, to examine and inspect the Collateral and to inspect, audit, make test verifications and otherwise check and make extracts from the books, records, journals, orders, receipts, correspondence and other data relating to the Collateral or to any other transactions between the parties hereto.

               8(g) The Debtor agrees to stamp its books and records pertaining to Accounts, Contracts, Chattel Paper, Instruments, Documents, Trademarks and General Intangibles to evidence the Lender's security interest therein in form satisfactory to the Lender immediately upon the Lender's written demand.

               8(h) The Debtor will obtain the consent of any Governmental Authority or other Person to the assignment hereunder of any of the Collateral if such consent may be required by the terms of any contract or statute.

               8(i) If any action or proceeding shall be commenced, other than any action to collect the Liabilities, to which action or proceeding the Lender or any Lender is made a party and in which it becomes necessary to defend or uphold the Lender's security interest hereunder, all costs incurred by the Lender for the expenses of such litigation (including reasonable actual attorney fees and expenses) shall be deemed part of the Liabilities secured hereby, which the Debtor agrees to pay or cause to be paid.

               8(j) The Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the UCC).

               8(k) The Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Lender deems appropriate or advisable to perfect, preserve or protect its security interest in the Collateral consistent with the terms hereunder, and the Debtor hereby authorizes the Lender to execute and file at any time and from time to time one or more financing statements or copies thereof or of this Security Agreement with respect to the Collateral signed only by the Lender.

               8(l) If the Debtor is not the owner of any premises where any Equipment is located, the Debtor will use its reasonable best efforts to furnish such consents and waivers executed by the owners of such premises as the Lender shall request.

               SECTION 9.  Events of Default.

               9(a) An Event of Default ("Event of Default") shall have occurred under this Agreement upon (i) the failure by the Debtor to pay when due any Liabilities, whether by acceleration or otherwise, (ii) the occurrence of any event, condition or act which is defined or described as an Event of Default in any Loan Document, or (iii) the occurrence of any event, condition or act which pursuant to the terms of any Loan Document gives the Lender, for the benefit of the Lender, the right to accelerate the payment of any Liabilities, regardless of whether the Lender exercises such right.

               9(b) Upon the occurrence and during the existence of an Event of Default, the Lender shall have all of the rights, powers and remedies set forth in the Credit Agreement, the Notes, this Agreement, the other Loan Documents and any other instrument or other evidence of any of the Liabilities secured hereby, together with the rights and remedies of a secured party under the Uniform Commercial Code of the jurisdictions where the Collateral is located, and, without limiting the foregoing, the Lender may:

                             (i) personally, or by agents or attorneys,
               immediately retake possession of the Collateral or any part thereof, from the Debtor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Debtor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Debtor; and

                             (ii) instruct the obligor or obligors on any
               agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Lender; and

                             (iii) withdraw all monies, securities and
               instruments in the Company Account or any other account for application to the Liabilities; and

                             (iv) sell or otherwise liquidate, or direct the
               Debtor to sell or otherwise liquidate, any or all investments made in whole or in part with the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

                             (v) take possession of the Collateral or any part
               thereof, by directing the Debtor in writing to deliver the same to the Lender at any place or places designated by the Lender, in which event the Debtor shall at its own expense

                                    (A) forthwith cause the same to be moved to
                      the place or places so designated by the Lender and there delivered to the Lender,

                                    (B) store and keep any Collateral so
                      delivered to the Lender at such place or places pending further action by the Lender as provided in Section 9(c) hereof, and

                                    (C) while the Collateral shall be so stored
                      and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

               it being understood that the Debtor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Lender shall be entitled to a decree requiring specific performance by the Debtor of said obligation.

               9(c) Any Collateral repossessed by the Lender under or pursuant to Section 7(k) or 9(b) and any other Collateral whether or not so repossessed by the Lender, may be sold, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Lender may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Lender or after any overhaul or repair which the Lender shall determine to be commercially reasonable at a public or private sale or proceeding, or otherwise, by one or more contracts, in one or more parcels, at the same or different times, for cash and/or credit and upon any terms, at such places and times and to such persons as the Lender deems best, and for that purpose the Lender may enter peaceably any premises on which the Collateral or any part thereof may be situated and remove the same therefrom and the Debtor will not resist or interfere with such action. If an Event of Default shall have occurred and be continuing, the Lender may require the Debtor to assemble and/or remove the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties. The Debtor hereby agrees that its address and the place or places of location of the Collateral are places reasonably convenient to it to assemble the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, if an applicable statute requires reasonable notice of sale or other disposition, the Lender will send to the Debtor reasonable notice of the time and place of any public sale or reasonable notice of the time after which any private sale or any other disposition thereof is to be made. The Debtor agrees that requirement of sending reasonable notice shall be met if such notice is mailed, postage prepaid, to the Debtor at least ten (10) days before the time of the sale or disposition. If an Event of Default shall have occurred and be continuing, the Lender may at any time in its discretion transfer any property constituting Collateral into its own name or that of its nominee and receive the income thereon and hold the same as security for the Liabilities. To the extent permitted by any law, the Lender may itself bid for and purchase the Collateral or any item thereof offered for sale in accordance with this Section without accountability to the Company (except to the extent of surplus money received as provided in Section 9(f)).

               9(d) The Debtor recognizes that the Collateral may not be readily marketable and may not be marketable at all if an Event of Default has occurred. Therefore, in order to enable the Lender to use such means as it may determine necessary or advisable to realize upon the Collateral from time to time, the Debtor consents that the Lender may use whatever means it may reasonably consider necessary or advisable to sell any or all of the Collateral at any time or times after default thereunder, including but not restricted to the giving of an option to purchase any or all of the Collateral to any party and the extending of credit to any purchaser of such Collateral. The Lender may sell any or all of the Collateral or commit itself to sale without limiting the amount sold to the amount of indebtedness secured thereby, plus costs and expenses of collection.

               9(e) The Lender may appropriate, set off and apply to the payment of the Liabilities, any Collateral in or coming into the possession of the Lender or its agents, without notice to the Debtor and in such manner as the Lender may in its discretion determine.

               9(f) The proceeds of any Collateral obtained pursuant to Section 2(a), 7(k) or 9(b) or disposed of pursuant to Section 9(c) shall be applied as follows:

                             (i) to the payment of any and all expenses and fees
               (including reasonable actual attorneys' fees and expenses) incurred by the Lender in obtaining, taking possession of, removing, insuring, repairing, storing and disposing of Collateral and any and all amounts incurred by the Lender in connection therewith;

                             (ii) next, any surplus then remaining to the
               payment of the Liabilities in such order as the Lender may determine (subject to any statutory requirements), and the Debtor shall remain liable for, and shall pay on demand, any deficiency; and

                             (iii) after payment in full of all amounts due
               under subparagraphs 9(f)(i) and 9(f)(ii) above, any surplus then remaining shall be paid to the Debtor, subject, however, to the rights of the holder of any then existing Lien of which the Lender has actual notice (without investigation).

               9(g) Each and every right, power and remedy hereby specifically given to the Lender shall be in addition to every other right, power and remedy specifically given under this Agreement or under the other Security Documents or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Lender. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. The Lender may exercise its rights with respect to Collateral without resorting to or regard to other Collateral or sources of reimbursement for any of the Liabilities. No delay or omission of the Lender in the exercise of any such right, power or remedy and no renewal or extension of any of the Liabilities shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. In the event that the Lender shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Lender may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

               9(h) In case the Lender shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lender, then and in every such case the Debtor, the Lender and each holder of any of the obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Lender shall continue as if no such proceeding had been instituted.

               SECTION 10.  Waivers.

               10(a) Except as otherwise provided in this Agreement, THE DEBTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH THE LENDER'S TAKING POSSESSION OR THE LENDER'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND

HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Debtor hereby further waives:

                             (i) all damages occasioned by such taking of
               possession except any damages which are the direct result of the Lender's gross negligence or willful misconduct;

                             (ii) all other requirements as to the time, place
               and terms of sale or other requirements with respect to the enforcement of the Lender's rights hereunder; and

                             (iii) all rights of redemption, appraisement,
               valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Debtor, for itself and all who may claim under insofar as it or they, now or hereafter, lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Debtor therein and thereto, and shall be a perpetual bar both at law and in equity against the Debtor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Debtor.

               10(b) The Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description except as hereinbefore provided. With respect to Liabilities and Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such time or times as the Lender may deem advisable. The Debtor waives all rules of suretyship law and any other law whatsoever which is legally permitted to be waived and which would, if not waived, impair the Lender's enforcement of its security interests hereunder. By way of example, but not in limitation of the Lender's rights under this Security Agreement, subject to the terms and conditions of this Security Agreement and the Credit Agreement, the Lender may do any of the following without notice to the Debtor (unless such notice or other action is otherwise required pursuant to any of the Loan Documents to which the Debtor is a party):

                      (i) change, renew or extend the time for payment of all or any part of the Liabilities;

                      (ii) change any provision with respect to all or any part
               of the Liabilities;

                             (iii) release, surrender, sell or otherwise dispose
               of any money or property which is in the Lender's possession as collateral security for the Liabilities;

                             (iv) fail to perfect a security interest in any
               property which is pledged or mortgaged as security for payment of the Liabilities;

                             (v) release or discharge any party liable to the
               Lender in whole or in part for the Liabilities, or accept any additional parties or guarantors;

                             (vi) delay or refrain from exercising any of the
               Lender's rights;

                             (vii) settle or compromise any and all claims
               pertaining to the Liabilities and the Collateral; and

                             (viii) apply any money or property of the Debtor or
               that of any other party liable to the Lender for any part of the Liabilities in any order the Debtor chooses.

               10(c) The Lender shall have no duty as to the collection or protection of Collateral not in the Lender's possession, and the Lender's duty with reference to Collateral in its possession shall be to use reasonable care in the custody and preservation of such Collateral, but such duty shall not require the Lender to do any of the following (although the Lender is authorized to reasonably undertake any such action if the Lender deems such action appropriate):

                             (i) exercise any rights under the Collateral or act upon any request made by the Debtor;

                             (ii)   collect any sums due on the Collateral;

                             (iii) notify the Debtor of any maturities or other
               similar matters concerning the Collateral; or

                             (iv) preserve or protect the Debtor's rights in the
               Collateral or take any action to protect any of the Collateral against claims of others or to preserve rights against prior parties.

        SECTION 11.  Indemnity and Costs and Expenses.

               11(a) The Debtor agrees to pay, or reimburse the Lender for any and all fees, costs and expenses of whatever kind or nature incurred in connection with (i) the enforcement or attempted enforcement of the Lender's rights under this Security Agreement, and (ii) the creation, preservation or protection of the Lender's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Lender's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

               11(b) Without limiting the application of Section 11(a) hereof, the Debtor agrees to pay, indemnify and hold the Lender (herein, the "Indemnitee") harmless from and against any loss, costs, damages and expenses which any such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by the Debtor in this Agreement or any of the other Loan Documents or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any of the other Security Documents or any breach by the Debtor of this Agreement or any of the other Loan Documents.

               11(c) If and to the extent that the obligations of the Debtor under this Section 11 are unenforceable for any reason, the Debtor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

               11(d) Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Liabilities secured by the Collateral. The indemnity obligations of the Debtor contained in this
Section 11 shall continue in full force and effect notwithstanding the full payment of all Liabilities and notwithstanding the discharge thereof.

               SECTION 12.  [Intentionally Omitted]

               SECTION 13. Successors and Assigns. The covenants, representations, warranties and agreements herein set forth shall be binding upon the Debtor, its legal representatives, successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. The successor of the Lender hereunder shall forthwith become vested with and shall be entitled to exercise all the powers and rights given by this Agreement to the Lender, as if said successor were originally named as secured party herein.

               SECTION 14. Lender May Perform. If Debtor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by Debtor on demand.

               SECTION 15. No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power, or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder and under any of the other Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies provided herein and in the other Loan Documents are cumulative and not exclusive of any remedies provided by law.

               SECTION 16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE OF LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER

JURISDICTION EXCEPT TO THE EXTENT THAT THE LAWS OF THE JURISDICTIONS WHERE THE COLLATERAL IS LOCATED APPLY TO THE CREATION, ATTACHMENT, PERFECTION, PRIORITY AND ENFORCEMENT OF LIENS ON AND SECURITY INTERESTS IN THE COLLATERAL.

               SECTION 17. Severability. If any provision hereof shall be held to be invalid, illegal or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction, and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

               SECTION 18. Amendments. None of the terms or provisions of this Security Agreement may be waived, altered, modified, or amended except by an agreement in writing signed by the Lender and the Debtor.

               SECTION 19. Notices. All notices, statements, requests and demands herein provided for shall be in writing and shall be deemed to have been given or made when delivered to the respective addresses and in the manner specified in Section 9.01 of the Credit Agreement.

               SECTION 20. Counterparts. This Agreement may be executed in any number of counterparts, all of which, when taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

               SECTION 21. Termination. When all Liabilities shall have been paid in full and the Guarantee has expired or been terminated, this Agreement shall terminate, and the Lender shall cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or for the account of the Debtor. The Lender shall also execute and deliver to the Debtor upon such termination such UCC termination statements and such other documentation as shall be reasonably requested as necessary by the Debtor to effect the termination and release of the Liens on the Collateral, all at the expense of the Debtor.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date and year first above written.

                                            CAMINUS LLC



                                            By:   /s/ Mark A. Herman
                                                --------------------------------
                                            Name:   Mark Herman
                                            Title:  Chief Financial Officer


                                            FLEET BANK, N.A.,
                                              as Lender



                                            By:  /s/ Kathleen A. McEntee
                                                --------------------------------
                                            Name:   Kathleen A. McEntee
                                            Title:  Vice President

                                  SCHEDULE A-1
                                       to
                Security Agreement and UCC-1 Financing Statement
                                   in favor of
                                Fleet Bank, N.A.
                                  as the Lender
                             granted by Caminus LLC
                                    as Debtor


(i) All equipment (as defined in the UCC) in all of its forms, wherever located, now existing or hereafter acquired, including, without limitation, all machinery and other goods, furniture, furnishings, trade fixtures, office supplies, motor vehicles, tools, computers (including hardware and software), other office equipment, all equipment and other goods and property more particularly described in capital leases and any subleases or assignments thereof, and all other tangible personal property used in connection with or related to the operation of the Debtor's business, together with all parts, fittings, special tools, alterations, attachments, additions, accessories, improvements, substitutions, replacements and accessions thereto, and all proceeds and products arising therefrom (the "Equipment");

(ii) All inventory (as defined in the UCC) and merchandise in all of its forms, wherever located, now existing or hereafter acquired including, but not limited to, (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (ii) goods in which the Debtor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Debtor has an interest or right as consignee), and (iii) goods which are returned to or repossessed by the Debtor, and all accessions thereto and products and proceeds thereof and general intangibles arising therefrom (the "Inventory");

(iii) All of the Debtor's accounts (as defined in the UCC), whether now existing or hereafter acquired, including without limitation any and all rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by the Company to secure the foregoing, (b) all of the Company's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto, and (h) all other writings related in any way to the foregoing, and all proceeds and general intangibles arising therefrom (the "Accounts");

(iv) All of the contracts and agreements of the Debtor listed on Schedule A-2 attached hereto, together with all schedules, exhibits, documents and certificates referred to therein, as amended, supplemented or otherwise modified from time to time, including without limitation, all rights of the Debtor to (a) receive moneys due and to become due to it thereunder or in connection therewith, (b) damages arising out of, or for, breach or default in respect thereof, (c) compel performance of the terms thereof, (d) benefits and claims under all warranty and indemnity provisions contained therein, (e) all insurance payments provided therein and (f) any other moneys due and to become due to the Debtor thereunder or in connection therewith (the "Contracts");

(v) All chattel paper (as defined in the UCC), now owned or hereafter acquired, and all proceeds and general intangibles arising therefrom (the "Chattel Paper");

(vi) All instruments (as defined in the UCC) of the Debtor, now owned or hereafter acquired, and all proceeds and general intangibles arising therefrom (the "Instruments");

(vii) All of the Debtor's now existing and hereafter acquired general intangibles (as defined in the UCC), including without limitation all of the Debtor's rights and interest in any contracts, franchises, licenses, leases, easements, customer lists, methods of doing business, copyrights (including, without limitation, the Zai*Net Foreign Exchange (fx) Trading System User Guide, with a Registration Number of TX - 2382109), the Trademarks, the Patents, non-compete agreements, distribution agreements, and all other general intangibles, and intellectual, proprietary and intangible property and the proceeds of any of the foregoing (the "General Intangibles");

(viii) All of the Debtor's right, title and interest in, to and under any now existing or hereafter created or acquired United States (or individual State thereof) and foreign servicemarks and trademarks (including without limitation the trademarks listed on Schedule A-3 attached hereto), trade names, trade styles, logos and/or designs, and trade dress, including, without limitation, the goodwill of the business to which each of the foregoing relates, all registrations, recordings, and applications with respect to the foregoing, all affidavits of use and incontestability, all renewals thereof, all licenses, royalties, income, claims, damages, payments, and proceeds of suit now or hereafter payable or due for past or future infringements of any of the foregoing; the right (but not the obligation) to sue for past, present, and future infringements of any of the foregoing; all rights corresponding to the foregoing throughout the world; and all proceeds and general intangibles arising therefrom (the "Trademarks");

(ix) All of the Debtor's right, title and interest in, to and under any now existing or hereafter created or acquired United States and foreign patents, patent applications, and patentable inventions, including, but not limited to, each patent and patent application referred to in Schedule A-4 attached hereto; all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing; all licenses, royalties, income, claims, damages, payments, and proceeds of suit now or hereafter payable or due for past or future infringements of any of the foregoing; the right (but not the obligation) to sue for past, present, and future infringements of any of the foregoing; all rights corresponding to the foregoing throughout the world; and all proceeds and general intangibles arising therefrom (the "Patents");

(x) All of the Debtor's books, records and other property relating to or referring to any of the foregoing, including without limitation, all books, records, ledger cards and other property and general intangibles at any time evidencing or relating to the Accounts, Inventory, Instruments, Chattel Paper, Documents, Trademarks, Patents and General Intangibles, and the proceeds thereof (the "Records");

(xi) All insurance policies held by the Debtor or naming the Debtor as loss payee (including, without limitation, casualty insurance, key-man life insurance, property insurance and business interruption insurance), and all such insurance policies entered into after the date hereof, and all proceeds and general intangibles arising therefrom (the "Insurance");

(xii) All documents of title (as defined in the UCC) or other receipts of the Debtor covering, evidencing or representing any Inventory or Equipment wherever located, now owned or hereafter acquired, and all proceeds and general intangibles arising therefrom (the "Documents");

(xiii) All of the Debtor's rights as a seller of goods under Article 2 of the UCC or otherwise with respect to Inventory, and all goods represented by or securing any of the Accounts, all of the Debtor's rights therein, including, without limitation, rights as an unpaid vendor or lienor and including rights of stoppage in transit, replevin and reclamation ("Other Rights");

(xiv) All guarantees, mortgages or security interests on real or personal property, leases or other agreements or property now or hereafter securing or relating to any of the items referred to above in favor of the Debtor, or now or hereafter acquired for the purpose of securing and enforcing any of such items in favor of the Debtor, and the proceeds thereof (the "Debtor's Security"); and

(xv) All sums at any time standing to Debtor's credit on the books of Lenders and all moneys, securities, and other property of the Debtor at any time in the Lender's possession, including, without limitation, all monies, securities and instruments deposited or required to be deposited in the Company Account and any other account, whether now existing or hereafter from time to time acquired, and all proceeds and general intangibles arising therefrom ("Other Property").

                                  SCHEDULE A-2
                                       to
                Security Agreement and UCC-1 Financing Statement
                                   in favor of
                                Fleet Bank, N.A.
                                  as the Lender
                             granted by Caminus LLC
                                    as Debtor


                                List of Contracts


Limited Liability Company Agreement of Debtor dated as of May 12, 1998, including Appendix B attached thereto.

Service Agreement dated September 1, 1998 with Nicholas E.V. Perry.

Employment Agreement dated October 21, 1998 with David Stoner.

Service Agreements dated May 12, 1998 between Caminus Energy Ltd. and each of Dr. Nigel L. Evans, Dr. Michael Morrison and Dr. Serena K. B. Hesmondhalgh.

Employment Agreement dated May 12, 1998 with Brian Scanlan.

Employment Agreement dated May 12, 1998 with Simon Young.

Employment Agreement dated November 13, 1998 with Corwin Joy.

Letter agreement dated November 13, 1998 with Paul Addison LaMar.

Employee Equity Ownership Agreement dated November 13, 1998 with Paul Addison LaMar.

Letter agreement dated November 13, 1998 with Richard A. Langham.

Employee Equity Ownership Agreement dated November 13, 1998 with Richard A. Langham.

Purchase and Option Agreement dated as of December 31, 1998 with SS&C Technologies, Inc. (as amended by letter agreement dated March 29, 1999).

Distributor Agreements dated as of May 12, 1998 between SS&C Technologies, Inc. and the Debtor, as amended by letter amendment dated March 29, 1999.

Purchase Agreement dated May 12, 1998 among Zai*Net Software, Inc. GFI Caminus LLC (now the Debtor) and the other parties thereto (together with ancillary documents).

Stock Purchase Agreement dated May 12, 1998 among GFI Caminus LLC (now the Debtor), Caminus Energy Ltd. and the other parties thereto (together with ancillary documents).

Purchase Agreement dated November 13, 1998 between ZAI*NET Software, L.P. (now the Debtor) and Corwin Joy, dba Positron Energy Consulting (together with ancillary documents).

Conversion Agreement and Amendment of Purchase Agreement dated December 31, 1998 among Caminus Energy Ventures LLC (now the Debtor), Rooney Software, L.L.C. and the other parties thereto.

                                  SCHEDULE A-3
                                       to
                Security Agreement and UCC-1 Financing Statement
                                   in favor of
                                Fleet Bank, N.A.
                                  as the Lender
                             granted by Caminus LLC
                                    as Debtor


                            Description of Trademarks




  REG. NO.              DESCRIPTION            TITLE HOLDER              ISSUED
  --------              -----------            ------------              ------
1. 2,094,226        Zai*Net Design Only         Caminus LLC               9/9/97

2. 2,076,995        Zai*Net and Design          Caminus LLC               7/8/97

3. 1,782,466        Zai*Net                     Caminus LLC              7/20/93

4. pending          Weather Delta               Caminus LLC              pending

                                  SCHEDULE A-4
                                       to
                Security Agreement and UCC-1 Financing Statement
                                   in favor of
                                Fleet Bank, N.A.
                                  as the Lender
                             granted by Caminus LLC
                                    as Debtor


                             Description of Patents


      PATENT NO.        DESCRIPTION        TITLE HOLDER        EXPIRATION
      ----------        -----------        ------------        ----------
        None.

                                   Schedule B
                                       to
                               Security Agreement
                                   in favor of
                                Fleet Bank, N.A.
                                  as the Lender
                               granted Caminus LLC
                                    as Debtor


Principal Place of Business of Debtor:


1.      12121 Wilshire Boulevard
        Los Angeles, CA 90025


2.      747 Third Avenue
        New York, New York 10017


Chief Executive Office of Debtor (if different from the Principal Place of Business):


        747 Third Avenue
        New York, New York 10017


All Other Places of Business of Debtor:


        5444 Westheimer, Suite 1430
        Houston, Texas 77056


All Locations of Collateral (including Permitted Inventory Locations):


1.      See above.


2.      Caminus House, Castle Park
        Cambridge, UK CB3 ORA


3.      3 American Square
        London, England EC3N 2LR


4.      65-66 Queen Street
        London, England EC4R 0RA